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                                                                    EXHIBIT 10.8



                               SECURITY AGREEMENT

         Hippo, Inc. (the "Debtor") hereby grants to Stanley Berger (the "Secured Party") a security interest in all of its accounts receivable, whether now existing or hereafter arising, and all proceeds of such receivables to secure the full payment by the Debtor of the loan of $25,000 made to the Debtor by the Secured Party on or about October 1, 1997.

         Executed as an agreement under seal of the parties as of this 1st day of October, 1997.

                                              HIPPO, INC.




                                              By:/s/ Jim Dodrill
                                                 -------------------------
                                              Title: President



                                              /s/ Stanley Berger
                                                 -------------------------
                                              Stanley Berger



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